SanJac Alpha Core Plus Bond ETF
Schedule of Investments
February 28, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - PREFERRED - 38.9%	Shares	Value
Lessors of Real Estate - 38.9%(a)
Chimera Investment Corp.	–	$–
9.00%, 05/15/2029	4,000	100,160
Series B, 10.38% (3 mo. Term SOFR + 6.05%), Perpetual	1,000	25,210
MFA Financial, Inc.	–	$–
8.88%, 02/15/2029	4,000	100,080
9.00%, 08/15/2029	6,000	151,140
PennyMac Mortgage Investment Trust, Series A, 8.13%, Perpetual (b)	2,000	49,860
Rithm Capital Corp.	–	$–
Series B, 10.66% (3 mo. LIBOR US + 5.64%), Perpetual (c)	1,400	35,364
Series D, 7.00% to 11/15/2026 then 5 yr. CMT Rate + 6.22%, Perpetual	1,000	24,060
TOTAL REAL ESTATE INVESTMENT TRUSTS - PREFERRED (Cost $485,846)		485,874

U.S. TREASURY SECURITIES - 22.1%	Par	Value
United States Treasury Note/Bond
0.50%, 06/30/2027	170,000	156,949
3.75%, 08/15/2027	120,000	119,377
TOTAL U.S. TREASURY SECURITIES (Cost $276,959)		276,326

SHORT-TERM INVESTMENTS - 38.9%		Value
U.S. Treasury Bills - 38.9%	Par
4.29%, 08/14/2025 (d)	50,000	49,058
4.22%, 09/04/2025 (d)	250,000	244,731
4.20%, 01/22/2026 (d)	200,000	192,920
TOTAL SHORT-TERM INVESTMENTS (Cost $486,327)		486,709

TOTAL INVESTMENTS - 99.9% (Cost $1,249,132)		1,248,909
Money Market Deposit Account - 0.0% (e)		117
Other Assets in Excess of Liabilities - 0.1%		1,433
TOTAL NET ASSETS - 100.0%		$1,250,459
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 28, 2025.

(c)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(d)	The rate shown is the annualized effective yield as of February 28, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 28, 2025 was 4.11%.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

SanJac Alpha Core Plus Bond ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts - Preferred	$485,874	$–	$–	$485,874
U.S. Treasury Securities	–	276,326	–	276,326
U.S. Treasury Bills	–	486,709	–	486,709
Total Investments	$485,874	$763,035	$–	$1,248,909

Refer to the Schedule of Investments for further disaggregation of investment categories.